Consents of Experts

                         CONSENT  OF  INDEPENDENT  AUDITORS


VAN  BUREN  &  HAUKE,  LLC,  CPA'S
63  Wall  Street
New  York,  NY  10005
212-344-3600  (Telephone)
212-344-3834  (Facsimile)

We   hereby   consent   to  the   incorporation   in  this   Form   10-KSB   of,
Carsunlimited.Com, Inc. of our report dated May 8, 2001, related to the financial statements of the Company for the period from inception on March 7, 2000 to December 31, 2000.

August 19, 2003
/s/  Van  Buren  &  Hauke,  LLC
Certified  Public Accountant's